UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                           Date of Report: June 9, 2014


                             HPC Acquisitions, Inc.
        (Exact name of small business issuer as specified in its charter)

                        Commission File Number: 000-53248

        Nevada                                                 68-0635204
(State of incorporation)                                (IRS Employer ID Number)

 10935 57th Avenue North, Plymouth, MN                           55442
(Address of principal executive offices)                       (Zip Code)

                                 (952) 541-1155
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS.

On June 9, 2014, HPC Acquisitions, Inc. issued a press release entitled "HPC Acquisitions, Inc., Status Update," a copy of which is included with this report as an exhibit.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

    99.1 Press Release dated June 9, 2014, entitled "HPC Acquisitions, Inc., Status Update."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     HPC Acquisitions, Inc.


Dated: June 9, 2014                  By: /s/ Craig S. Laughlin
                                        ----------------------------------------
                                                               Craig S. Laughlin
                                                         Chief Executive Officer
                                                     and Chief Financial Officer

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